UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 8, 2010
Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 8, 2010 discussing our second quarter fiscal 2011 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.
     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 7.01. Regulation FD Disclosure.
     We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 8, 2010 discussing our second quarter fiscal 2011 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.
     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.
     The text included with this Report on Form 8-K and the replay of the conference call and webcast on December 8, 2010 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.
     Certain statements contained in this Report on Form 8-K may be deemed to be forward- looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our strategy for growth; uncertainty regarding the state of the economy and its effect on consumer and government purchasing patters; the impact of the firearm industry’s consumer environment; the ongoing reduction in distributor and dealer inventories; the steps we are taking to focus on long-term growth, market share gains, and operating efficiencies; the consolidation of our Rochester manufacturing operations into our Springfield facility; the increasingly challenging environment in perimeter security; our belief that the trends in the firearm and perimeter security businesses will reverse under certain conditions; our continued development of an infrastructure to support anticipated growth of the business; our ability to continue to develop and introduce new, proprietary products and to generate positive customer feedback and interest; the success of our new perimeter security sales organization; our belief that USR and the perimeter security business provide opportunities to achieve our long-term growth strategy; our belief regarding moderation in the consumer firearm market; NICS indications of consumer demand; the accuracy and effectiveness of our independent, third-party program to gauge consumer trends; the strong consumer trend towards small firearms designed for concealed carry and personal protection; our assessment of demand and feedback for our BODYGUARD® products, including our

BODYGUARD .380 pistol; the expansion of our production capacity for our BODYGUARD and existing core products; the impact of our enhanced international qualification processes; the effect of our strategic decision to use a new pricing structure for many of our products; the success of our new product lineup and our new product pricing, and our ability to expand our addressable market and improve our market share by enhancing our value proposition to end customers; the success of our new products, including as it relates to our firearm growth strategy; our firearm product introductions the SHOT show; our ability to streamline our operations and increase efficiencies; our expectations regarding improved gross margins and the pay-back period through the optimization of our manufacturing footprint and synergies generated in fixed, marketing, and administration from the relocation of the Thompson/Center Arms operations; the timing of the relocation of the Thompson/Center Arms operations and the effect on certain employees; our expectation to sell the Thompson/Center Arms operation; our intention to aggressively support our Thompson/Center Arms brand with advertising, sales support, and new product development; our strategy to expand our end-user base beyond the consumer firearm business; the impact of trends in perimeter security, including project downsizing, extended sales cycles due to gaps in certain government funding, corporate budget delays, and increased competition from smaller regional companies; our confidence regarding future corporate and government projects; the impact of positive feedback on our perimeter security business; our belief regarding increasingly challenging market conditions; the relationship between our intellectual property and future growth in our perimeter security business; our assessment of our new perimeter security product offerings; the impact of increased market awareness of our company and our products; our continued development of our sales staff, processes, and technology to support our perimeter security business; the opportunity to gain multiple future projects from new clients; the ability of efficiency and quality improvements in our Perimeter Security Division to result in more competitive bidding and securing work from new and existing clients; our belief regarding improving market potential; the impact of developing federal standards regarding critical infrastructure protection within the utilities market sector; our ability to maximize future opportunities due to our investments in technology, personnel, and new product innovations; expenses related to the ongoing DOJ and SEC matters; the expansion of our revolving line of credit and its benefits and uses, including, if necessary, covering $80 million in potentially callable convertible debt; our ability to ensure that inventory levels support anticipated customer demand; our expectations regarding total expenses and fiscal 2011 expenses and capital expenditures as well as first full year and annual cash savings related to the Thompson/Center Arms relocation; the availability of, and our belief that we may receive, incentives from state and local governments related to the Thompson/Center Arms relocation; our anticipation for sales, gross margins, and operating expenses for full year fiscal 2011 and the third quarter for our company as a whole and our Firearm and Perimeter Security Divisions; our anticipated revenue in the second half of fiscal 2011; the effect of competition in the firearm industry; our belief regarding our firearm market share; opportunities available in new markets and from new customers for our perimeter security business; our continued cooperation with the DOJ and the SEC; the impact of our new strategic plan for our firearm business; our belief regarding the advantages of our firearm product design features and our brand; our belief regarding future gross margins in our perimeter security business; and the range of retail price reductions for our firearm products. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward- looking statements. Such factors include demand for our products; the costs and ultimate conclusion of certain legal matters; our ability to refinance our long-term debt; the state of the U.S. economy; general economic conditions and consumer spending patterns; speculation surrounding increased gun control, and heightened fear of terrorism and crime; the effect that fair value accounting relating to the USR acquisition may have on our GAAP earnings as a result of increases or decreases in our stock price; our ability to integrate USR in a successful manner; our growth opportunities;

our anticipated growth; our ability to increase demand for our products in various markets, including consumer and law enforcement channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce any new products; the success of any new product; the success of our diversification strategy, including the expansion of our markets; the diversification of our future revenue base resulting from the acquisition of USR; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Form 10-K Report for the fiscal year ended April 30, 2010.
     We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibits

99.1	Transcript of conference call and webcast conducted on December 8, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: December 8, 2010	By:	/s/ John R. Dineen
John R. Dineen
Interim Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX
99.1	Transcript of conference call and webcast conducted on December 8, 2010.